UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

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MRI INTERVENTIONS, INC.
(Name of Registrant as Specified in Its Charter)

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MRI Interventions, Inc.

5 Musick

Irvine, California 92618

April 16, 2019

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of MRI Interventions, Inc. to be held on Thursday, June 6, 2019 at 9:00 a.m., Pacific Time, at the Courtyard by Marriott Irvine Spectrum, 7955 Irvine Center Drive, Irvine, California 92618.

With this letter, we have enclosed a copy of our Annual Report on Form 10-K for the year ended December 31, 2018, Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card. These materials provide further information about our Annual Meeting. If you would like another copy of our Annual Report, please send your request to MRI Interventions, Inc., Attn: Corporate Secretary, 5 Musick, Irvine, California 92618, and one will be mailed to you. It is also available on the Internet at www.cstproxy.com/mriinterventions/2019.

At this year’s Annual Meeting, the agenda includes: (1) the election of the six directors named in the accompanying Proxy Statement; and (2) a proposal to ratify the appointment of our independent registered public accounting firm. The Board of Directors recommends that you vote FOR the election of the six directors named in the accompanying Proxy Statement, and FOR the ratification of the appointment of our independent registered public accounting firm. Executive officers of the company will be present at the Annual Meeting to answer any appropriate questions you may have.

It is important that your shares be represented and voted at the Annual Meeting, regardless of the size of your holdings. Accordingly, please complete, sign and date the enclosed Proxy Card and return it promptly in the enclosed postage-paid envelope to ensure your shares will be represented. If you attend the Annual Meeting, you may, of course, withdraw your proxy should you wish to vote in person. Also, all registered stockholders and most beneficial stockholders may vote by telephone or through the Internet. Instructions for using these convenient services are explained on the enclosed Proxy Card. Your vote is very important. We urge you to vote your proxy as soon as possible.

We look forward to seeing you at the Annual Meeting.

Very truly yours,

Joseph M. Burnett

Chief Executive Officer and President

Your Vote Is Important

Please mark, sign and date your Proxy Card and return it promptly in the enclosed postage-paid envelope, whether or not you plan to attend the meeting. Registered stockholders and most beneficial stockholders may also vote via telephone or through the Internet.

MRI Interventions, Inc.

5 Musick

Irvine, California 92618

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 6, 2019

The regular Annual Meeting of Stockholders of MRI Interventions, Inc. will be held on Thursday, June 6, 2019 at 9:00 a.m., Pacific Time, at the Courtyard by Marriott Irvine Spectrum, 7955 Irvine Center Drive, Irvine, California 92618 for the following purposes:

1.	Election of our Directors. To elect the six directors named herein to serve until the 2020 Annual Meeting of Stockholders;

2.	Ratification of the Auditors. To ratify the selection of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and

3.	Other Business. To transact such other business as may properly come before the Annual Meeting or any adjournment of the meeting.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

Only those stockholders of record at the close of business on April 8, 2019 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. On that day, 11,067,207 shares of common stock were outstanding. Each share entitles the holder to one vote.

The accompanying Proxy Statement is being sent, beginning approximately April 19, 2019, to all stockholders of record at the close of business on April 8, 2019, the record date fixed by our Board of Directors. We have enclosed a copy of our Annual Report with the accompanying Proxy Statement. Although the Annual Report and Proxy Statement are being mailed together, the Annual Report is not incorporated into, and should not be deemed part of, the accompanying Proxy Statement.

By Order of the Board of Directors,

Harold A. Hurwitz

Chief Financial Officer and Secretary

Table of Contents

MRI Interventions, Inc.

5 Musick

Irvine, California 92618

Proxy Statement for Annual Meeting of Stockholders

Important notice regarding the availability of proxy materials for the stockholders meeting to be held on Thursday, June 6, 2019:

this proxy statement, THE proxy card and OUR 2018 annual report ON
FORM 10-K are ALSO available ON THE internet at
WWW.CSTPROXY.COM/MRIINTERVENTIONS/2019.

GENERAL INFORMATION

What is this document?

This document is the Proxy Statement of MRI Interventions, Inc. for the 2019 Annual Meeting of Stockholders, or the “Annual Meeting,” to be held at 9:00 a.m., Pacific Time, on Thursday, June 6, 2019. This document and the enclosed Proxy Card are first being mailed or given to stockholders on or about April 19, 2019.

We refer to MRI Interventions, Inc. throughout this document as “we,” “us” or the “Company.”

What is the date and time of the Annual Meeting?

The Annual Meeting is scheduled to be held on Thursday, June 6, 2019, at 9:00 a.m. Pacific Time.

Where will the Annual Meeting be held?

The Annual Meeting is being held at the Courtyard by Marriott Irvine Spectrum, 7955 Irvine Center Drive, Irvine, California 92618.

Why am I receiving this Proxy Statement?

You are receiving this Proxy Statement because you were one of our stockholders of record on April 8, 2019, the record date for the Annual Meeting. We are sending this Proxy Statement and the form of Proxy Card to solicit your proxy to vote upon certain matters at the Annual Meeting.

What is a proxy?

It is your legal designation of another person, called a “proxy,” to vote the stock you own. The document that designates someone as your proxy is also called a proxy, or a “Proxy Card.”

Who is paying the costs to prepare this Proxy Statement and solicit my proxy?

We will pay all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and the form of Proxy Card.

Who is soliciting my proxy, and will anyone be compensated to solicit my proxy?

Your proxy is being solicited by and on behalf of our Board of Directors, or our “Board.” In addition to solicitation by use of the mails, proxies may be solicited by our officers and employees in person or by telephone, electronic mail, facsimile transmission or other means of communication. Our officers and employees will not be additionally compensated, but they may be reimbursed for out-of-pocket expenses in connection with any solicitation. We also may reimburse custodians, nominees and fiduciaries for their expenses in sending proxies and proxy material to beneficial owners.

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What is MRI Interventions, Inc., and where is it located?

We are a medical device company that develops and commercializes innovative platforms for performing minimally invasive surgical procedures in the brain under direct, intra-procedural magnetic resonance imaging, or “MRI,” guidance. We have two product platforms. Our ClearPoint system, which is in commercial use in the United States, is used to perform minimally invasive surgical procedures in the brain. We anticipate that our ClearTrace system, which is a product candidate still in development, will be used to perform minimally invasive surgical procedures in the heart. However, we have reduced our development expenditures related to ClearTrace, as we devote our resources to the continued development and commercialization of ClearPoint. Both systems utilize intra-procedural MRI to guide the procedures and are designed to work in a hospital’s existing MRI suite. Our principal executive office is located at 5 Musick, Irvine, California 92618, and we also conduct our principal operations, including component processing, final assembly, packaging and distribution activities for our ClearPoint system, at that facility.

Where is our common stock traded?

Our common stock is traded in the over-the-counter market and quoted on the OTCQB Venture Marketplace organized by the OTC Markets Group Inc., as well as the OTC Bulletin Board, under the symbol “MRIC.”

Will the Company’s directors be in attendance at the Annual Meeting?

The Company encourages, but does not require, its directors to attend annual meetings of stockholders, recognizing that from time-to-time scheduling conflicts may occur that will prevent a director from attending. We expect that all of our Board members will attend the Annual Meeting, if possible.

VOTING MATTERS

Who is entitled to attend and vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, April 8, 2019, are entitled to receive notice of the Annual Meeting and to vote the shares for which they are stockholders of record on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. A list of our stockholders will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, at our principal executive office for a period of ten days prior to the Annual Meeting. On April 8, 2019, we had 11,067,207 shares of common stock outstanding.

Stockholders of Record: Shares Registered in Your Name. If at the close of business on April 8, 2019 your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed Proxy Card or vote by proxy over the telephone or on the Internet as instructed below, to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If at the close of business on April 8, 2019 your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

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What am I voting on and what does the Board recommend?

You will be asked to vote on the following items:		Our Board recommends that you vote:

o	Proposal No. 1: To elect the six nominees named herein to serve on our Board of Directors until the 2020 Annual Meeting of Stockholders; and	o	“FOR” Proposal No. 1, the election of each of the six nominees named herein to serve on our Board of Directors; and

o	Proposal No. 2: To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.	o	“FOR” Proposal No. 2, the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

May other matters be raised at the Annual Meeting? How will the meeting be conducted?

We currently are not aware of any business to be acted upon at the Annual Meeting other than the two matters described above. Under Delaware law and our governing documents, no other business aside from procedural matters may be raised at the Annual Meeting unless proper notice has been given to us by the stockholders. If other business is properly raised, your proxies have authority to vote in their discretion, including to adjourn the Annual Meeting.

The Chairman of the Annual Meeting has broad authority to conduct the Annual Meeting so that the business of the Annual Meeting is carried out in an orderly and timely manner. In doing so, he has broad discretion to establish reasonable rules for discussion, comments and questions during the Annual Meeting. The Chairman of the Annual Meeting is also entitled to rely upon applicable law regarding disruptions or disorderly conduct to ensure that the Annual Meeting proceeds in a manner that is fair to all participants.

Do any of the proposals entitle me to a dissenter’s right of appraisal?

Our stockholders are not entitled to dissenters’ rights in connection with any of the proposals to be voted on at the Annual Meeting. Furthermore, we do not intend to independently provide our stockholders with any such rights.

How do I vote?

For Proposal No. 1, you may either vote “FOR” each nominee named herein to serve on the Board or you may withhold your vote for any nominee that you specify. For Proposal No. 2, you may vote “FOR” or “AGAINST” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed Proxy Card, vote by proxy over the telephone or vote by proxy on the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting, and we will give you a ballot when you arrive.

•	To vote using the enclosed Proxy Card, simply complete, sign and date the enclosed Proxy Card and return it promptly in the postage paid envelope provided. If you return your signed Proxy Card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote over the telephone, call the toll-free number (for residents of the United States) listed on your Proxy Card and follow the instructions provided by the recorded message. Your vote must be received by 11:59 p.m. Eastern Time on June 5, 2019 to be counted.

•	You can choose to vote your shares at any time using the Internet site identified on your Proxy Card. This site will give you the opportunity to make your selections and confirm that your instructions have been followed. We have designed our Internet voting procedures to authenticate your identity by use of a unique control number found on the enclosed Proxy Card. To take advantage of the convenience of voting on the Internet, you must subscribe to one of the various commercial services that offer access to the Internet. Costs normally associated with electronic access,

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such as usage and telephone charges, will be borne by you. We do not charge any separate fees for access to the Internet voting site. Your vote must be received by 11:59 p.m. Eastern Time on June 5, 2019 to be counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a Proxy Card and voting instructions with these proxy materials from that organization, rather than from us. Simply complete and mail the Proxy Card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

What if I return a Proxy Card but do not make specific choices?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and return a signed and dated Proxy Card without marking any voting selections, your shares will be voted as follows:

•	“FOR” the election of each of the six nominees named herein to serve on the Board of Directors; and

•	“FOR” the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares as recommended by our Board or, if no recommendation is given, will vote your shares using such individual’s best judgment.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee and you do not provide that organization with voting instructions, that organization will determine if it has the discretionary authority to vote on the particular matter. On certain “routine” matters, brokerage firms have the discretionary authority to vote shares for which their customers do not provide voting instructions. We believe Proposal No. 2, the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm, is considered a routine matter for this purpose. However, Proposal No. 1, the election of directors, is not considered to be a routine matter. Your broker or other nominee cannot vote without instructions on non-routine matters, and, therefore, we expect broker non-votes on Proposal No. 1. Accordingly, if you own shares through your broker, bank or other nominee, please be sure to instruct that organization how to vote to ensure that your vote is counted on all of the proposals.

Can I change my mind and revoke my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting.

If you are the record holder of your shares, you may revoke your proxy in any of the following ways:

•	You may submit another properly completed proxy bearing a later date;

•	You may send a written notice that you are revoking your proxy to MRI Interventions, Inc., Attn: Corporate Secretary, 5 Musick, Irvine, California 92618; or

•	You may attend the Annual Meeting and notify the election officials at the Annual Meeting that you wish to revoke your proxy and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by that organization to revoke your proxy.

What if I receive more than one Proxy Card?

Multiple Proxy Cards mean that you have more than one account with brokers or our transfer agent. Please vote all of your shares. We also recommend that you contact your broker or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004, and it can be reached at (212) 509-4000.

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How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “WITHHOLD” votes and broker non-votes with respect to Proposal No. 1, and “FOR” and “AGAINST” votes, abstentions and broker non-votes with respect to Proposal No. 2. A broker non-vote occurs when a nominee, such as a broker or bank, holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority to vote with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted towards the tabulation of shares present in person or represented by proxy and entitled to vote and will have the same effect as “AGAINST” votes on Proposal No. 2. Although broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum, broker non-votes will not be counted for purposes of determining the number of shares present in person or represented by proxy and entitled to vote with respect to a particular proposal. Therefore, a broker non-vote will not affect the outcome of the vote on Proposal Nos. 1 and 2.

What is the vote required for each proposal?

•	For Proposal No. 1, the election of the six nominees named herein to serve on our Board, the six nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected to our Board.

•	To be approved, Proposal No. 2, the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019, must receive a “FOR” vote from at least a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. However, the Audit Committee is not bound by a vote either “FOR” or “AGAINST” the firm. The Audit Committee will consider a vote against the firm by the stockholders in selecting our independent registered public accounting firm in the future.

How many shares must be present to constitute a quorum for the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On April 8, 2019, the record date, there were 11,067,207 shares outstanding and entitled to vote. Thus, at least 5,533,604 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum. If there is no quorum, either the Chairman of the meeting or a majority of the votes present in person or represented by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

How many votes do I have and can I cumulate my votes?

You have one vote for every share of our common stock that you own. Cumulative voting is not allowed.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final results are expected to be published in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission, or the “SEC,” on or before the fourth business day following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days following the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

What is the structure of our Board?

Pursuant to Delaware law and our governing documents, our business and affairs are managed under the direction of our Board. Our Board is our ultimate decision-making and oversight body, except with respect to matters reserved to the stockholders. The directors are charged with the responsibility of exercising their fiduciary duties to act in our best interest and the best interest of our stockholders. Our Board selects and oversees members of executive management who have the authority and responsibility for the conduct of the day-to-day operations of the business.

The number of directors that constitutes our Board is fixed from time to time by a resolution adopted by the affirmative vote of a majority of the authorized number of directors at any regular or special meeting of our Board. On an annual basis, the Corporate Governance and Nominating Committee will consider the size and composition of our Board and report to our Board the results of its review and any recommendations for change. Currently, our Board is fixed at six directors. Our directors stand for election at each annual meeting of the stockholders and serve on our Board until the next annual meeting of the stockholders and until a successor has been duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

How are nominees evaluated? What are the minimum qualifications?

The Corporate Governance and Nominating Committee is responsible for recommending to the Board the type of skills and qualifications required of directors, based on our needs from time to time. In evaluating candidates for director, the Corporate Governance and Nominating Committee may consider several factors, including relevant experience, education, independence, commitment, compatibility with the Chief Executive Officer and the Board culture, prominence and understanding of the Company’s business, as well as any other factors it deems relevant. The Board will nominate individuals to serve on our Board only from director candidates screened and approved by the Corporate Governance and Nominating Committee and recommended to the Board.

The directors’ experiences, qualifications and skills that the Corporate Governance and Nominating Committee considered in their nomination are included in their individual biographies.

What role does diversity play in the selection of members of our Board?

In evaluating potential candidates for Board membership, the Corporate Governance and Nominating Committee considers, among other things, relevant experience, education, independence and commitment. While our Board does not have a formal policy with respect to diversity, our Board believes in a governing style that emphasizes respect for diversity in perspective and includes individuals from diverse backgrounds. Our Board believes that diversity is important because various points of view contribute to a more effective, engaged Board and a better decision-making process.

Who are the nominees this year?

Upon the recommendation of the Corporate Governance and Nominating Committee, our Board has nominated the following six persons to serve as directors: Joseph M. Burnett, R. John Fletcher, Pascal E.R. Girin, Kimble L. Jenkins, Timothy T. Richards and John N. Spencer, Jr. If elected, each nominee identified above will serve on our Board until the 2020 Annual Meeting of Stockholders or until his earlier death, resignation or removal. We anticipate that each of these nominees will be available for election, but if a situation arises in which he is unavailable, the proxy will be voted in accordance with the best judgment of the named proxies unless directed otherwise.

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What are the backgrounds and qualifications of this year’s nominees?

Information about the following six individuals nominated as directors is provided below.

Director Nominees	Age
Joseph M. Burnett	42
R. John Fletcher	73
Pascal E.R. Girin	59
Kimble L. Jenkins	57
Timothy T. Richards	61
John N. Spencer, Jr.	78

Joseph M. Burnett joined us as President and Chief Executive Officer and became a member of our Board of Directors in November 2017. Before joining our Company, Mr. Burnett served as Vice President and General Manager of Neuro Diagnostics and Therapy at Royal Philips, a publicly-traded global health technology company, since March 2016. Prior to serving in such role, Mr. Burnett was the Senior Vice President and Business Leader of Image Guided Therapy Devices at Royal Philips and General Manager of Volcano Corporation (a Royal Philips company) from February 2015 to March 2016. Before joining Royal Philips, Mr. Burnett worked for Volcano Corporation, where he served in various positions from November 2004 to February 2015, most recently as Executive Vice President and General Manager of its Coronary & Systems Business Unit. Prior to joining Volcano Corporation, Mr. Burnett served as an R&D Engineer and Product Manager at Guidant Corporation from August 1999 to November 2004 and worked as a Bio-Medical Engineering Researcher at Duke University from May 1998 to May 1999. Mr. Burnett holds an MBA from The Fuqua School of Business at Duke University and a B.S.E. degree in Bio-Medical Engineering from Duke University. As our Chief Executive Officer, and as a result of his substantial leadership experience and expertise in the medical device industry and neurology, we believe Mr. Burnett offers a unique understanding of our business and industry that is invaluable to our Board.

R. John Fletcher joined our Board in May 2017. Mr. Fletcher founded Fletcher Spaght in 1983 where he leads both the consulting practice and venture capital activities, with analytical insights and creative solutions derived from his years of experience with clients, portfolio companies and the investment community. Mr. Fletcher works across Fletcher Spaght’s practice groups, with a focus on healthcare. He has particular interests in devices, specifically in cardiology, cardiac surgery, and orthopedics, as well as in biopharma and healthcare IT. Prior to founding Fletcher Spaght, Mr. Fletcher was a Senior Manager at The Boston Consulting Group, advising a broad range of companies in healthcare and high technology industries. Mr. Fletcher serves on the Board of Directors of Axcelis and Metabolon and served on the Board of Directors of Spectranetics until it was acquired by Royal Philips in August 2017. He serves on the Board of Advisors of Beth Israel Deaconess Medical Center and the Whitehead Institute at MIT. Mr. Fletcher received his MBA from Southern Illinois University, and a BBA in Marketing from George Washington University. He was an Instructor for courses in international business and a PhD Candidate at the Wharton School of the University of Pennsylvania. He served as a Captain and jet pilot in the U.S. Air Force, and continues to be active in aviation. We believe Mr. Fletcher brings strategic insight, leadership and a wealth of experience in healthcare to our Board. Additionally, he has experience as a director on other publicly traded company boards.

Pascal E.R. Girin joined our Board in September 2014. Mr. Girin possesses over two decades of management and executive experience in the field of medical technology. Since September 2016, Mr. Girin has served as Chairman and CEO of Balt Inc., a private company specialized in the treatment of neurovascular diseases, where he was recruited to lead the company’s global expansion. Mr. Girin served as Executive Vice President and Chief Operating Officer of Wright Medical Technology, Inc. from November 2012 until October 2015, at which time the company successfully merged with Tornier N.V. and formed Wright Medical Group N.V. Prior to joining Wright Medical, Mr. Girin served as President and Chief Executive Officer of Keystone Dental Inc. from February 2011 to June 2012, at which time the company successfully merged with Southern Implants Inc. From October 2010 to February 2011, Mr. Girin served as Executive Vice President and Chief Operating Officer of Keystone Dental Inc. From July 2010 to September 2010, Mr. Girin served as Chief Operating Officer of ev3 Inc. following its acquisition by a wholly owned subsidiary of Covidien Group S.a.r.l. Prior to that time, Mr. Girin served as Executive Vice President and Chief Operating Officer of ev3 Inc. from January 2010 to July 2010, as Executive Vice President and President, Worldwide Neurovascular and International of ev3 Neurovascular Inc. from July 2008 to January 2010, as Senior Vice President and President, International of ev3 International from July 2005 to July 2008, and as General Manager, Europe of ev3 Inc. from September 2003 to July 2005. From September 1998 to August 2003, Mr. Girin served in various capacities at BioScience Europe Baxter Healthcare Corporation, most recently as Vice President. Mr. Girin received an engineering education at the French Ecole des Mines. From November 2010 until November 2, 2012, Mr. Girin had served as a director of Tornier N.V., a publicly traded global medical device company, as well as a member of its Nominating, Corporate Governance and Compliance Committee. With nearly three decades of experience as an executive and director in the medical device industry, both in the U.S. and in Europe, we believe Mr. Girin brings invaluable industry experience and leadership qualities to our Board, as well as insight into international markets.

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Kimble L. Jenkins joined our Board in September 2002. Mr. Jenkins, who currently serves as the Chairman of our Board, previously served as our President from January 2003 to October 2014, and as our Chief Executive Officer from September 2004 through December 2014. Mr. Jenkins served in those two positions on a part-time basis until May 2008, at which time he began serving as President and Chief Executive Officer on a full-time basis. Mr. Jenkins currently serves as the Chief Executive Officer of MSK Group, P.C., a large integrated orthopedic practice based in Memphis. Prior to May 2008, Mr. Jenkins was a Managing Director with the investment bank Morgan Keegan & Company, Inc., where he founded that firm’s Private Equity Group in 1998. Mr. Jenkins has over 30 years of experience building and working with growth stage companies. As our former Chief Executive Officer, we believe Mr. Jenkins’ perspective into our business is an invaluable resource for our Board.

Timothy T. Richards joined our Board in March 2014. Since October 2012, Mr. Richards has worked for Seventh Sense BioSystems, Inc., a venture capital-backed start-up with a focus on point-of-care diagnostic testing, where he was recruited to build and develop the company’s business development and commercial organization. Currently, Mr. Richards serves as Seventh Sense BioSystems’ Chief Operating Officer. Prior to joining Seventh Sense BioSystems, from October 2011 through August 2012, Mr. Richards served as President of Facet Technologies, LLC, a privately-held supplier to major diagnostic companies, where he led the company’s manufacturing and supply chain platform. From November 2008 until May 2010, Mr. Richards held executive-level positions within the Covidien organization, first as U.S. President of the Patient Care & Safety Products business unit, and subsequently as President of VNUS Medical Technologies following its acquisition by Covidien in 2009. From October 2003 through October 2008, Mr. Richards served as Senior Vice President, Chief Marketing Officer and a member of the Executive Board of B. Braun Medical Inc., a leader in infusion therapy and pain management. Before joining B. Braun Medical, he held a number of progressive leadership positions throughout the U.S. and Asia with Becton Dickinson and Company. We believe Mr. Richards brings to our Board extensive leadership experience and expertise in general management, operations, commercial management and strategy in the medical device field.

John N. Spencer, Jr. joined our Board in March 2010. Mr. Spencer is a certified public accountant and was a partner of Ernst & Young LLP where he spent more than 38 years until his retirement in 2000. Mr. Spencer serves on the board of directors of GeoVax Labs, Inc., a publicly traded biotechnology company. In addition, he serves on the boards of directors of, and as a consultant for various accounting and financial reporting matters to, various privately owned companies. From November 2013 until February 2014, Mr. Spencer served as interim Chief Financial Officer of Applied Genetic Technologies Corporation, which is now a publicly traded biotechnology company, while such company was in registration with the SEC. By virtue of his experience at Ernst & Young, where he was the partner in charge of its life sciences practice for the southeastern United States, together with his continuing expertise as a director of, and a consultant to, other publicly traded and privately held companies, we believe Mr. Spencer offers expertise in accounting, finance and the medical device industry.

How are our directors compensated?

Board Fees

Directors who are our employees are not entitled to receive any fees for serving as directors. Directors who are not our employees receive the following Board and Committee fees:

Board of Directors:
Annual retainer per director	$35,000
Annual retainer for chairperson	$15,000

Audit Committee:
Annual retainer for chairperson	$15,000
Annual retainer for other members	$7,500

Compensation Committee:
Annual retainer for chairperson	$10,000
Annual retainer for other members	$5,000

Corporate Governance and Nominating Committee:
Annual retainer for chairperson	$6,000
Annual retainer for other members	$3,000

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The above retainers are paid in quarterly installments, in arrears. Each director may elect to have us pay all or a portion of the director’s fees in shares of our common stock, in lieu of cash, in accordance with the rules and procedures established from time to time by our Board. We also reimburse each director for reasonable travel and other expenses in connection with attending Board meetings.

Stock Options

Upon an individual becoming a non-employee director for the first time, the new director will receive a stock option grant entitling the new director to purchase 15,000 shares of our common stock. Such options will vest in equal annual installments over three years. Any individual who serves as a non-employee director on the day following an annual meeting of our stockholders will receive a stock option grant entitling such individual to purchase 15,000 shares of our common stock. Such options will vest on the earlier of the first anniversary of the grant date or the day immediately preceding the next annual meeting of stockholders. The exercise price of all options granted to directors will equal the “fair market value” of our common stock on the date of grant.

Are there stock ownership guidelines for directors?

We currently do not have any stock ownership guidelines. The Board expects each director to develop a meaningful ownership position in us over time but does not believe it is appropriate to specify the level of stock ownership for individual directors.

Are there any family relationships between our directors and our executive officers?

There are no family relationships between or among any of our directors and executive officers.

How many votes are needed to elect directors?

The six nominees receiving the most “FOR” votes among votes properly cast in person or by proxy at the Annual Meeting will be elected to serve on our Board (assuming a quorum of a majority of the outstanding shares of common stock is present).

What does the Board recommend?

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR IDENTIFIED ABOVE.

GOVERNANCE OF THE COMPANY

What is corporate governance and how do we implement it?

Corporate governance is a set of rules established by us to ensure that our directors, executive officers and employees conduct our business in a legal, impartial and ethical manner. Our Board has a strong commitment to sound and effective corporate governance practices. We are incorporated under the laws of the state of Delaware. We have not listed, nor do we have an outstanding application to list, our securities on a national securities exchange which has requirements that a majority of our Board be independent. However, for purposes of determining independence, we have adopted the provisions of Nasdaq Marketplace Rule 5605. Our management and our Board have reviewed and continue to monitor our corporate governance practices in light of Delaware corporate law, U.S. federal securities laws and Nasdaq Marketplace Rule 5605.

What documents establish and implement our corporate governance practices?

We adopted the charters of our Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, Code of Business Conduct and Ethics, Guidelines on Governance Issues, Guidelines for Corporate Disclosure, Related Party Transactions Policy, Securities Trading Policy and Whistleblower Policy for the purpose of increasing transparency in our governance practices as well as promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by us, and promoting compliance with all applicable rules and regulations that apply to us and our officers and directors.

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Our Code of Business Conduct and Ethics applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and directors. We intend to disclose future amendments to certain provisions of our Code of Business Conduct and Ethics, or waivers of such provisions, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, persons performing similar functions or our directors on our website at www.mriinterventions.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Where can I access the Company’s corporate governance documents?

The charters of our Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee may be accessed at the “Investors” tab of our website at www.mriinterventions.com, as well as our Code of Business Conduct and Ethics and Amended and Restated Bylaws. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. In addition, any stockholder or other interested party may request, without charge, a copy of our corporate governance documents by submitting a written request for any of such materials to MRI Interventions, Inc., Attn: Corporate Secretary, 5 Musick, Irvine, California 92618.

How often did our Board meet in 2018?

Our Board held five meetings during 2018. Directors are expected to attend each meeting of our Board and each meeting of those Committees on which they serve. All directors attended 75% or more of the total number of meetings of the Board and those Committees on which they served during the period in which they served as directors in 2018. In addition to meetings, our Board and its Committees review and act upon matters through written consent procedures.

Our 2018 Annual Meeting of Stockholders was held on June 7, 2018, and all members of our Board attended our 2018 Annual Meeting of Stockholders. We have a policy for attendance by members of our Board at our stockholder annual meetings that encourages directors, if practicable and time permitting, to attend our stockholder annual meetings. We expect that all of our Board members will attend the 2019 Annual Meeting of Stockholders, if possible.

Who are our independent directors?

Even though we are not currently listed on a national securities exchange, for purposes of determining director independence, we have adopted the provisions of the Nasdaq Marketplace Rules. Our Board undertook a review of the composition of our Board and its Committees and the independence of each director. Based upon information requested from and provided by each director concerning the director’s background, employment and affiliations, including family relationships, our Board has determined that none of Messrs. Fletcher, Girin, Richards or Spencer, representing four of the six directors who are nominated for re-election at the Annual Meeting, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Rule 5605(a)(2) of the Nasdaq Marketplace Rules. In making such determination, our Board considered the relationships that each such director has with us and all other facts and circumstances the Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each director.

What is the leadership structure of the Board, and why is it appropriate for the Company?

Mr. Jenkins presently serves as the Chairman of the Board. Although Mr. Burnett currently serves as our Chief Executive Officer, Mr. Jenkins served as our Chief Executive Officer from September 2004 until December 2014. Our Board does not have a fixed policy as to whether the role of the Chief Executive Officer and Chairman of the Board should be separate. When the Chairman of the Board is not “independent” within the meaning of Rule 5605(a)(2) of the Nasdaq Marketplace Rules, the chairperson of our Corporate Governance and Nominating Committee, who is independent, acts ex officio as the Lead Independent Director of the Board, with the responsibility for coordinating the activities of the other independent directors and for performing the duties specified in our Guidelines on Governance Issues and such other duties as are assigned from time to time by the Board.

The Lead Independent Director has broad responsibility and authority, including, without limitation, to:

•	serve as the principal liaison on Board-wide issues between the independent members of the Board and the Chairman of the Board;

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•	preside at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent members of the Board; and

•	call meetings of the independent members of the Board.

Maria Sainz served as the Lead Independent Director during 2018 until she resigned from the Board effective May 17, 2018. At that time, Ms. Sainz elected to voluntarily step down from the Board due to time commitments associated with Ms. Sainz’s new role as Chief Executive Officer of Aegea Medical Inc. Accordingly, Ms. Sainz’s resignation was not the result of any disagreement with management, the Company or its operations, policies or practices. Currently, Mr. Fletcher serves as the Lead Independent Director.

Our Board has determined that the current separation of Chairman of the Board and Chief Executive Officer is the most appropriate structure at this time as it provides an effective balance between oversight of management and day-to-day leadership. As our former Chief Executive Officer, Mr. Jenkins has considerable experience in the medical device industry and extensive knowledge about us and our operations, which is advantageous in leading the Board in the performance of its duties while allowing Mr. Burnett to execute our strategic plan and provide day-to-day leadership. The Board may, at a future date, combine the Chairman of the Board and Chief Executive Officer roles if the Board determines that such a leadership structure would be more beneficial.

What role does our Board play in the oversight of risk management?

Our Board implements its risk oversight function both as a whole and through its Committees. Our Board and the Committees to which it has delegated responsibility conduct risk assessments and discuss identified risks and how to eliminate or mitigate such risks.

Our Board and its Committees oversee risks associated with their respective principal areas of focus, as summarized below. All Committees report to the full Board as appropriate, including when a matter rises to the level of a material risk.

Board/Committee	Primary Areas of Risk Oversight
Full Board	Strategic, financial and execution risks associated with annual operating and long-term strategic plans, major litigation and regulatory exposures and other current matters that may present material risk to our operations, plans, prospects or reputation.

Audit Committee	Risks relating to our financial statements, financial reporting process, accounting and legal matters.

Compensation Committee	Risks related to our compensation structure and benefits plan administration.

Corporate Governance and Nominating Committee	Risks relating to our corporate governance policies and programs and succession planning.

While our Board and its Committees oversee our risk management, our management is responsible for day-to-day risk management. Management communicates with our Board and its Committees on any material risks and how they are being managed.

How can you communicate with our Board?

Stockholders and other interested parties may send communications to our Board or any Committee of the Board by writing to the Board or the Committee, c/o MRI Interventions, Inc., Attn: Corporate Secretary, 5 Musick, Irvine, California 92618. The Corporate Secretary will distribute all stockholder and other interested party communications to the intended recipients and/or distribute to the entire Board, as appropriate.

In addition, stockholders and other interested parties may also contact the Lead Independent Director or the non-management directors as a group by writing to the Lead Independent Director, c/o MRI Interventions, Inc., Attn: Corporate Secretary, 5 Musick, Irvine, California 92618. The Corporate Secretary will forward all stockholder and other interested party communications to the Lead Independent Director who will review and, if addressed to the non-management directors, distribute all stockholder and other interested party communications to the non-management directors as a group.

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What are our complaint procedures?

Complaints and concerns about our accounting, internal accounting controls or auditing matters may be submitted to MRI Interventions, Inc., Attention: Audit Committee Chairman, 5 Musick, Irvine, California 92618. Alternatively, complaints and concerns about our accounting, internal accounting controls or auditing matters may be submitted, confidentially and anonymously, by calling our Whistleblower Hotline at (877) 778-5463 or by using our confidential web-based service at www.reportit.net.

What committees have been established by our Board?

Our Board currently has three standing Committees: the Audit Committee; the Compensation Committee; and the Corporate Governance and Nominating Committee.

What are the responsibilities of the Audit Committee?

Our Audit Committee currently consists of Messrs. Fletcher, Girin and Spencer. Mr. Spencer serves as the Chairman of our Audit Committee.

The functions of the Audit Committee include:

•	overseeing the audit and other services of our independent registered public accounting firm and being directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm, who will report directly to the Audit Committee;

•	reviewing and pre-approving the engagement of our independent registered public accounting firm to perform audit services and any permissible non-audit services;

•	overseeing compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002, as required;

•	reviewing our annual and quarterly financial statements and reports and discussing the financial statements and reports with our independent registered public accounting firm and management;

•	reviewing and approving all related person transactions pursuant to our Related Party Transactions Policy;

•	reviewing with our independent registered public accounting firm and management significant issues that may arise regarding accounting principles and financial statement presentation, as well as matters concerning the scope, adequacy and effectiveness of our internal control over financial reporting;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding internal control over financial reporting, accounting or auditing matters; and

•	preparing the Audit Committee report for inclusion in our proxy statement for our annual meeting.

Our Board has determined that Mr. Spencer is an audit committee financial expert within the meaning of SEC rules. Furthermore, our Board has determined that all the members of the Audit Committee satisfy the independence, experience and other requirements established by the Nasdaq Marketplace Rules, which were adopted by the Company. Our Audit Committee met six times during 2018. Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee. A copy of the charter for our Audit Committee is posted on our website at www.mriinterventions.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

What are the responsibilities of the Compensation Committee?

Our Compensation Committee currently consists of Messrs. Girin, Richards and Spencer. Mr. Richards serves as the Chairman of our Compensation Committee.

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The functions of the Compensation Committee include:

•	determining the compensation and other terms of employment of our Chief Executive Officer and other executive officers and reviewing and approving our performance goals and objectives relevant to such compensation;

•	administering and implementing our incentive compensation plans and equity-based plans, including approving option grants, restricted stock awards and other equity-based awards;

•	evaluating and recommending to our Board the equity incentive compensation plans, equity-based plans and similar programs advisable for us, as well as modifications or terminations of our existing plans and programs;

•	reviewing and approving the terms of any employment-related agreements, severance arrangements, change-in-control and similar agreements/provisions, and any amendments, supplements or waivers to the foregoing agreements, with our Chief Executive Officer and other executive officers;

•	to the extent required, reviewing and discussing the Compensation Discussion & Analysis for our annual report and proxy statement with management and determining whether to recommend to our Board of Directors the inclusion of the Compensation Discussion & Analysis in the annual report and proxy statement; and

•	to the extent required, preparing a report on executive compensation for inclusion in our proxy statement for our annual meeting.

Each member of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, or the “Code.” Furthermore, our Board has determined that Messrs. Girin, Richards and Spencer each satisfy the independence standards for compensation committees established by the Nasdaq Marketplace Rules. Our Compensation Committee met two times during 2018. A copy of the charter for our Compensation Committee is posted on our website at www.mriinterventions.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

With respect to director compensation, our Compensation Committee is responsible for reviewing the compensation paid to members of the Board and recommending modifications to Board compensation that the Compensation Committee determines are appropriate and advisable to the Board for its approval from time to time. In this regard, the Compensation Committee may request that management report to the Compensation Committee periodically on the status of the Board’s compensation in relation to other similarly situated companies.

In determining compensation for our executive officers, the Compensation Committee typically considers, but is not required to accept, the recommendations of our Chief Executive Officer regarding the performance and proposed base salary and bonus and equity awards for the other executive officers, as well as himself. The Compensation Committee may also request the assistance of our Chief Financial Officer in evaluating the financial, accounting and tax implications of various compensation awards paid to the executive officers. However, our Chief Financial Officer does not determine the amounts or types of compensation paid to the executive officers. Our Chief Executive Officer and certain of our other executive officers may attend Compensation Committee meetings, as requested by the Compensation Committee. None of our executive officers, including our Chief Executive Officer, attend any portion of the Compensation Committee meetings during which the executive officer’s compensation is established and approved.

What are the responsibilities of the Corporate Governance and Nominating Committee?

Our Corporate Governance and Nominating Committee currently consists of Messrs. Fletcher, Girin and Richards. Mr. Fletcher serves as the Chairman of our Corporate Governance and Nominating Committee.

The functions of the Corporate Governance and Nominating Committee include:

•	evaluating director performance on the Board and applicable Committees of the Board;

•	interviewing, evaluating, nominating and recommending individuals for membership on our Board;

•	evaluating nominations by stockholders of candidates for election to our Board;

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•	reviewing and recommending to our Board any amendments to our corporate governance documents; and

•	making recommendations to the Board regarding management succession planning.

Our Board has determined that Messrs. Fletcher, Girin and Richards each satisfy the independence standards for corporate governance and nominating committees established by the Nasdaq Marketplace Rules. The Corporate Governance and Nominating Committee met four times during 2018. A copy of the charter for our Corporate Governance and Nominating Committee is posted on our website at www.mriinterventions.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

When evaluating director candidates, the Corporate Governance and Nominating Committee may consider several factors, including relevant experience, independence, commitment, compatibility with the Chief Executive Officer and the Board culture, prominence and understanding of the Company’s business, as well as any other factors the Corporate Governance and Nominating Committee deems relevant at the time. The Corporate Governance and Nominating Committee makes a recommendation to the full Board as to any person it believes should be nominated by our Board, and our Board determines the nominees after considering the recommendation and report of the Corporate Governance and Nominating Committee. During 2018, the Corporate Governance and Nominating Committee did not engage any third party to assist it in identifying or evaluating nominees for election to our Board.

Any director or executive officer of the Company may recommend a candidate to the Corporate Governance and Nominating Committee for its consideration. The Corporate Governance and Nominating Committee will also consider nominees to our Board recommended by stockholders if stockholders comply with the advance notice requirements in our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver timely written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act and certain other information, including: the name and address of the stockholder delivering the notice as it appears on our books; the class and number of shares owned beneficially and of record by such stockholder; information about derivative instruments beneficially owned by such stockholder and any opportunity to profit or share in any profit derived from any increase or decrease in the value of the shares of our stock; any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder has a right to vote any shares of our stock; any short interest in any of our securities held by such stockholder; any rights to dividends on shares of our stock owned beneficially or of record by such stockholder that are separated or separable from the underlying shares of stock; any proportionate interest in shares of our stock or derivative instruments held by a general or limited partnership in which such stockholder is, or owns a beneficial interest in, the general partner; any performance-related fees to which such stockholder is entitled based on the value of our securities; any arrangement or understanding between such stockholder and the proposed nominee; and whether such stockholder intends to deliver a solicitation notice, as more fully described in our bylaws. The foregoing summary does not include all requirements a stockholder must satisfy in order to nominate a candidate to our Board. Stockholders who wish to recommend a nominee to our Board should carefully read our bylaws, which are available at the “Investors” tab of our website at www.mriinterventions.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Stockholder nominations must be submitted in accordance with the deadlines set forth under the caption “STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING” located on page 29 of this Proxy Statement. Stockholder nominations should be sent to MRI Interventions, Inc., Attn: Corporate Secretary, 5 Musick, Irvine, California 92618.

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DIRECTOR COMPENSATION

The following table and accompanying footnotes set forth information with respect to the compensation of our non-employee directors in 2018.

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)(1)		All Other Compensation ($)	Total ($)
Kimble L. Jenkins	50,000	(2)	17,528	(3)	—	67,528
R. John Fletcher	47,375	(4)	17,528	(3)	—	64,903
Pascal E.R. Girin	47,500	(5)	17,528	(3)	—	65,028
Timothy T. Richards	48,000	(6)	17,528	(3)	—	65,528
Maria Sainz(7)	17,250	(8)	—		—	17,250
John N. Spencer, Jr.	55,000	(9)	17,528	(3)	—	72,528

(1)	These amounts do not represent cash compensation paid to the named individuals. These non-cash amounts represent either: (a) the aggregate grant date fair value of option awards; or (b) the date on which original option terms were modified, as applicable and as described below, computed in accordance with ASC Topic 718. For a discussion of the assumptions made in the valuation of the awards, see the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Critical Accounting Policies and Significant Judgments and Estimates–Share-based Compensation” and Note 2 to the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018.
(2)	Under our Non-Employee Director Compensation Plan, Mr. Jenkins elected to receive 6,334 shares of our common stock in lieu of cash fees totaling $12,500.
(3)	Represents the grant date fair value of a stock option grant following our 2018 Annual Meeting of Stockholders, which entitles the director to purchase 15,000 shares of our common stock at an exercise price of $2.18 per share.
(4)	Under our Non-Employee Director Compensation Plan, Mr. Fletcher elected to receive 24,174 shares of our common stock in lieu of cash fees totaling $47,375.
(5)	Under our Non-Employee Director Compensation Plan, Mr. Girin elected to receive 12,250 shares of our common stock in lieu of cash fees totaling $23,750.
(6)	Under our Non-Employee Director Compensation Plan, Mr. Richards elected to receive 6,082 shares of our common stock in lieu of cash fees totaling $12,000.
(7)	As previously disclosed, Ms. Sainz retired from our Board effective May 17, 2018.
(8)	Under our Non-Employee Director Compensation Plan, Ms. Sainz elected to receive 1,577 shares of our common stock in lieu cash fees totaling $4,313.
(9)	Under our Non-Employee Director Compensation Plan, Mr. Spencer elected to receive 6,969 shares of our common stock in lieu cash fees totaling $13,750.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Has the Audit Committee selected our independent registered public accounting firm for 2018?

The Audit Committee appointed Cherry Bekaert LLP as our independent registered public accounting firm to audit and express an opinion our financial statements for the fiscal year ending December 31, 2019.

Is stockholder approval required for the appointment of our independent registered public accounting firm for 2019?

Stockholder ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm is not required by our bylaws or other governing documents. The Board is submitting the appointment of Cherry Bekaert LLP to our stockholders for ratification as a matter of good corporate governance. However, the Audit Committee is not bound by a vote either “for” or “against” the proposal. The Audit Committee will consider a vote “against” Cherry Bekaert LLP by our stockholders in selecting our independent registered public accounting firm in the future. Even if our stockholders do ratify the appointment, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interest of us and our stockholders.

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Will representatives of Cherry Bekaert LLP attend the Annual Meeting?

Representatives of Cherry Bekaert LLP are not expected to be present at the Annual Meeting.

What fees were paid to our independent registered public accounting firm in 2017 and 2018?

The following table shows the fees we paid or accrued for audit and other services provided by Cherry Bekaert LLP, our independent registered public accounting firm, for the years ended December 31, 2017 and 2018.

Year	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees	Total Fees
2017	$195,815	—	—	—	$195,815
2018	$151,200	—	—	—	$151,200

(1)	“Audit Fees” consist of fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements. “Audit Fees” also include fees for services provided in connection with other statutory or regulatory filings or engagements, such as consents and review of documents filed with the SEC.

(2)	“Audit-Related Fees” consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported as “Audit Fees.”

(3)	“Tax Fees” consist of fees for professional services provided in connection with tax compliance, tax advice and tax planning, including tax return preparation.

How does the Audit Committee pre-approve services provided by our independent registered public accounting firm?

Applicable SEC rules require the Audit Committee to pre-approve audit and non-audit services provided by our independent registered public accounting firm. In 2010, our Audit Committee began pre-approving all services by our independent registered public accounting firm and has pre-approved all new services since that time, including, without limitation, all of the services referenced in the table above for 2017 and 2018. The Audit Committee does not delegate its responsibilities under the Exchange Act to our management. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to grant pre-approvals of audit services of up to $25,000, provided that any such pre-approvals are required to be presented to the full Audit Committee at its next scheduled meeting.

How many votes are needed to approve Proposal No. 2?

Approval of the proposal to ratify the appointment of Cherry Bekaert LLP requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (assuming a quorum of a majority of the outstanding shares of common stock is present). However, the Audit Committee is not bound by a vote either “FOR” or “AGAINST” the proposal.

What does the Board recommend?

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD(1)

Management is responsible for: the preparation, presentation and integrity of our financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or “PCAOB,” and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee has reviewed and discussed with our management and our independent registered public accounting firm, Cherry Bekaert LLP, the audited financial statements of the Company for 2018, including the quality and acceptability of our financial reporting and controls; has discussed with Cherry Bekaert LLP matters required to be discussed by PCAOB standards; has received the written disclosures and the letter from Cherry Bekaert LLP required by the applicable requirements of the PCAOB regarding its communications with the Audit Committee concerning independence; and has discussed with Cherry Bekaert LLP their independence from the Company.

Based upon the Audit Committee’s review and discussions with our management and Cherry Bekaert LLP, subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the charter of the Audit Committee, the Audit Committee recommended that our Board include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC.

The Audit Committee has also recommended the reappointment of our independent registered public accounting firm, Cherry Bekaert LLP.

Audit Committee

John N. Spencer, Jr., Chairman

Pascal E.R. Girin

R. John Fletcher

(1)	The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

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EXECUTIVE OFFICERS

Our executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified. The current executive officers of the Company are as follows:

Executive Officers	Age	Position(s)
Joseph M. Burnett	42	Chief Executive Officer and President
Harold A. Hurwitz	67	Chief Financial Officer and Secretary
Peter G. Piferi	59	Chief Operating Officer

Biographical information about Mr. Burnett is provided in “Proposal No. 1 — Election of Directors.”

Harold A. Hurwitz joined us in March 2015 as Vice President, Finance, and, in May 2015, became our Chief Financial Officer. From February 2013 to January 2015, Mr. Hurwitz served as Chief Executive Officer and President of Pro-Dex, Inc., a publicly-traded contract engineering and manufacturing company serving the medical device, factory automation and scientific research markets. Mr. Hurwitz also held the positions of Chief Financial Officer, Treasurer and Secretary of Pro-Dex from October 2010, when he joined that company, to January 2015. Between March 2010 and September 2010, Mr. Hurwitz served as an independent consultant, providing service primarily to a molecular diagnostics company. From April 2008 to February 2010, Mr. Hurwitz served as Chief Financial Officer and Vice President of Interventional Spine, Inc., a venture-backed medical device company. Prior to joining Interventional Spine, Mr. Hurwitz served as Principal Consultant with McDermott & Bull, a retained executive search firm, from December 2005 to March 2008, where he led the life science and medical technology practice. Mr. Hurwitz served as an independent consultant from December 2004 to December 2005, with his primary client during that time being Micro Therapeutics, Inc., then a publicly-traded medical device company (subsequently acquired by ev3, Inc., and now part of Medtronic plc). He was Chief Financial Officer of Micro Therapeutics, Inc. from December 1997 to December 2004. Earlier in his career, Mr. Hurwitz was a Partner with Coopers & Lybrand L.L.P. (now part of PricewaterhouseCoopers LLP), where he was a Business Assurance Partner, Team Leader of its Orange County Medical Device Practice and an SEC Review Partner. Mr. Hurwitz served as a director of Pro-Dex, Inc. from May 2013 to January 2015.

Peter G. Piferi joined us in December 2006 as Chief Operating Officer. Mr. Piferi has over 20 years of experience in the areas of product development, operations, engineering and production in the medical device industry. From March 2003 to December 2006, Mr. Piferi served as Vice President, Endovascular Technologies for Edwards Lifesciences Corporation. In addition, Mr. Piferi has served as Vice President at Kriton Medical Inc. and Orbus Medical Technologies, Inc., and as Director of Advanced Engineering at Cordis Corporation.

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EXECUTIVE COMPENSATION

Summary Compensation Table – Years Ended December 31, 2018 and 2017

The following table shows the compensation awarded or paid to, or earned by, our Chief Executive Officer and our two other most highly compensated executive officers for the years ended December 31, 2018 and 2017. We refer to these executive officers as our “named executive officers.”

Named Executive Officer	Year	Salary ($)	Bonus ($)		Stock Awards ($)		Option Awards ($)(1)		All Other Compensation ($)(2)		Total ($)
Joseph M. Burnett(3)	2018	360,000	103,600	(4)	—		—		51,649	(5)	515,249	(6)
Chief Executive Officer	2017	55,385	—		500,000	(5)	324,450	(5)	50,000	(5)	929,835
Harold A. Hurwitz	2018	230,000	51,060	(7)	—		—		3,586		284,646	(8)
Chief Financial Officer	2017	230,000	59,412		—		31,806	(9)	327		268,045
Peter G. Piferi	2018	250,000	55,500	(10)	—		—		216		305,716	(11)
Chief Operating Officer	2017	250,000	59,573		—		26,784	(12)	177		336,534

(1)	These amounts do not represent cash compensation paid to the named individual. These non-cash amounts represent only the aggregate grant date fair value of the option awards as computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification, or ASC, Topic 718. For a discussion of the assumptions made in the valuation of the awards, see the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Critical Accounting Policies and Significant Judgments and Estimates–Share-based Compensation” and Note 2 to the audited financial statements included our Annual Report on Form 10-K for the year ended December 31, 2018.
(2)	Until otherwise noted, these amounts consist of the group medical, life and disability premiums that we paid.
(3)	Mr. Burnett joined us in November 2017 as our Chief Executive Officer and President.
(4)	Of this amount, $51,800 was paid to Mr. Burnett in cash, and $51,800 was granted to Mr. Burnett in shares of our common stock, with the number of shares of such stock-based compensation calculated on the basis of the per share market value of our common stock at the close of trading on the date of grant.
(5)	Pursuant to a written compensatory contract we entered into with Mr. Burnett in November 2017, Mr. Burnett was granted: (a) 200,000 restricted shares of our common stock; (b) a non-qualified option to purchases 350,000 shares of our common stock; and (c) an initial signing bonus of $100,000 with the first $50,000 paid to Mr. Burnett upon execution of the contract and the remaining $50,000 paid to Mr. Burnett six months thereafter in May 2018.
(6)	Of this amount, the cash compensation paid, or to be paid, to Mr. Burnett totals $461,800.
(7)	Of this amount, $25,530 was paid to Mr. Hurwitz in cash, and $25,530 was granted to Mr. Hurwitz in shares of our common stock, with the number of shares of such stock-based compensation calculated on the basis of the per share market value of our common stock at the close of trading on the date of grant.
(8)	Of this amount, the cash compensation paid, or to be paid, to Mr. Hurwitz totals $255,530.
(9)	Does not represent cash compensation. Represents the aggregate grant date fair values in accordance with ASC Topic 718 of options to purchase an aggregate of: (i) 3,750 shares of our common stock issued to Mr. Hurwitz with an exercise price of $2.60 per share pursuant to the terms of a written compensatory contract we entered into with Mr. Hurwitz in March 2015; and (ii) 20,000 shares of our common stock issued to Mr. Hurwitz with an exercise price of $2.60 per share.
(10)	Of this amount, $27,750 was paid to Mr. Piferi in cash, and $27,750 was granted to Mr. Piferi in shares of our common stock, with the number of shares of such stock-based compensation calculated on the basis of the per share market value of our common stock at the close of trading on the date of grant.
(11)	Of this amount, the cash compensation paid, or to be paid, to Mr. Piferi totals $277,750.
(12)	Does not represent cash compensation. Represents the aggregate grant date fair value in accordance with ASC Topic 718 of options to purchase 20,000 shares of our common stock issued to Mr. Piferi with an exercise price of $2.60 per share.

Narrative Disclosure to Summary Compensation Table

Employment Agreements. Each of our named executive officers had a written compensatory contract with the Company during 2018. In November 2017, we entered into an employment agreement with Mr. Burnett. In March 2015, we entered into a written compensatory contract with Mr. Hurwitz. In June 2012, we entered into an employment agreement with Mr. Piferi. Under each of the compensatory contracts, the employment of the named executive officer may be terminated by either party upon written notice to the other party.

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Salary. Under their respective compensatory contracts, the base salaries of our named executive officers, as of December 31, 2018, were as follows:

Named Executive Officer	Title	Base Salary(1)
Joseph M. Burnett	Chief Executive Officer and President	$360,000
Harold A. Hurwitz	Chief Financial Officer	$230,000
Peter G. Piferi	Chief Operating Officer	$250,000

(1)	Each named executive officer’s salary is subject to adjustment at the discretion of the Compensation Committee, subject to certain limitations.

Bonus. As an inducement to his employment with the Company, Mr. Burnett received an initial signing bonus in the aggregate amount of $100,000 under the Employment Agreement, paid in two equal installments: the first installment was paid on November 7, 2017, the start date of his employment, and the second installment was paid on the 6-month anniversary of the start date of his employment. In addition, starting with the fiscal year commencing on January 1, 2018 and for each year thereafter, Mr. Burnett is eligible to receive an annual target incentive bonus of 40% of his annual base salary, subject to certain performance goals to be established by the Compensation Committee. The amount of the incentive bonus payable to Mr. Burnett may be more or less than the target amount, depending on whether, and to what extent, applicable performance goals for such year have been achieved. Mr. Hurwitz is eligible to receive an annual target incentive bonus of 30% of his annual base salary, subject to certain performance goals to be established by the Compensation Committee. The amount of the incentive bonus payable to Mr. Hurwitz may be more or less than the target amount, depending on whether, and to what extent, applicable performance goals for such year have been achieved. Mr. Piferi is eligible to receive an annual target incentive bonus of 30% of his annual base salary, subject to certain performance goals to be established by the Compensation Committee. The amount of the incentive bonus payable to Mr. Piferi may be more or less than the target amount, depending on whether, and to what extent, applicable performance goals for such year have been achieved.

Option and Restricted Stock Awards. Pursuant to our employment agreement with Mr. Burnett, Mr. Burnett received, on the start date of his employment, (i) an option to purchase 350,000 shares of our common stock at a per share exercise price of $2.50, and (ii) 200,000 restricted shares of our common stock. The option and restricted shares, which were granted on November 7, 2017, will vest as follows: (i) one-third on the first anniversary of the date of grant; and (ii) the remainder in equal quarterly installments during each of the second and third years following the date of grant, subject to vesting acceleration under certain circumstances. Pursuant to our written compensatory contract with Mr. Hurwitz, Mr. Hurwitz received, on the start date of his employment, an option to purchase 11,250 shares of our common stock. That option, which was granted March 30, 2015, has an exercise price of $42.40 per share, has a term of 10 years from the date of grant and vests in three equal annual installments beginning March 30, 2016, subject to vesting acceleration under certain circumstances. In addition, on March 30, 2016, Mr. Hurwitz was granted a stock option entitling him to purchase 3,750 shares. That option has an exercise price of $12.40 per share, has a term of 10 years from the date of grant and vests in three equal annual installments beginning March 30, 2017, subject to vesting acceleration under certain circumstances. Further, on October 4, 2017, Mr. Hurwitz was granted a stock option entitling him to purchase 3,750 shares. That option has an exercise price of $2.60 per share, has a term of 10 years from the date of grant and vests in three equal annual installments beginning March 30, 2018, subject to vesting acceleration under certain circumstances. Our named executive officers may receive additional grants under our compensation plans at the discretion of the Compensation Committee.

All Other Compensation. Each named executive officer was entitled to participate in any benefit plan from time to time in effect for our executives and/or employees generally, subject to the eligibility provisions of that plan.

Payments Upon Termination or Change of Control

Termination Payments. In the event we terminate the employment of Mr. Burnett without cause or if Mr. Burnett terminates his employment for good reason, as those terms are defined in his employment agreement, then he will be entitled to receive: (i) an amount equal to his annual base salary in effect on the termination date; (ii) an amount equal to his average bonus for the previous two years; and (iii) $18,000. In addition, if we terminate Mr. Burnett’s employment without cause or Mr. Burnett terminates his employment for good reason, any unvested stock options and restricted stock previously granted to him will become fully vested on the termination date and, in the case of stock options, will be exercisable until the earlier of three years after the termination date or the final expiration date provided for in the applicable award agreement.

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In the event we terminate the employment of Mr. Hurwitz without cause, as that term is defined in his written compensatory contract, then Mr. Hurwitz will receive: (i) any portion of base salary and bonus compensation earned but unpaid as of the termination date, plus any unreimbursed business expenses he incurred as of the termination date; (ii) any amounts due pursuant to the terms of any award or benefit plans in which he was a participant, in accordance with the terms of such plans; and (iii) an amount equal to 25% of his base salary in effect on the termination date, which will be paid in six semi-monthly installments.

Mr. Piferi’s employment agreement provides that if we terminate his employment without cause or if Mr. Piferi terminates his employment for good reason, as those terms are defined in his employment agreement, then he will be entitled to receive: (i) any base salary and bonus compensation earned but unpaid as of the termination date; (ii) an amount equal to his base salary in effect on the termination date; (iii) an amount equal to his average bonus for the previous two years, if any; (iv) $18,000; and (v) any unreimbursed business expenses to which he is entitled as of the termination date. In addition, if we terminate the employment of Mr. Piferi without cause or Mr. Piferi terminates his employment for good reason, any unvested stock options and restricted stock previously granted to him will become fully vested on the termination date and, in the case of stock options, will be exercisable until the earlier of three years after the termination date or the final expiration date provided for in the applicable award agreement.

Change of Control Payments. Upon a change of control, as such term is defined in Mr. Burnett’s employment agreement, any unvested stock options and restricted stock previously granted to Mr. Burnett will become fully vested. In addition, if we terminate Mr. Burnett’s employment without cause, or if he terminates his employment for good reason, in either case within two months prior to or within 12 months following the change of control, then Mr. Burnett will be entitled to receive a lump sum payment equal to the sum of: (1) two times his annual base salary in effect on the termination date; (2) two times the average of his two highest bonuses paid in the previous three years; and (3) $18,000.

Upon a change of control, as such term is defined in Mr. Hurwitz’s written compensatory contract, any unvested stock options previously granted to Mr. Hurwitz will become fully vested. In addition, if we terminate Mr. Hurwitz’s employment without cause within two months prior to or within six months following the change of control, then Mr. Hurwitz will be entitled to receive: (1) any portion of base salary and bonus compensation earned but unpaid as of the termination date, plus unreimbursed business expenses he incurred as of the termination date; (2) any amounts due pursuant to the terms of any award or benefit plans in which he was a participant, in accordance with the terms of such plans; and (3) a lump sum amount equal to 50% of his base salary in effect on the termination date.

Upon a change of control involving a sale transaction, as those terms are defined in Mr. Piferi’s employment agreement, any unvested stock options and restricted stock previously granted to Mr. Piferi will become fully vested. Mr. Piferi will also receive a bonus of $350,000. In addition, if we terminate the employment of Mr. Piferi without cause, or if Mr. Piferi terminates his employment for good reason, in either case within two months prior to or within 12 months following the sale transaction, then he will be entitled to receive a lump sum payment equal to: (1) any base salary and bonus compensation earned but unpaid as of the termination date; (2) his COC Multiplier, which is set forth below, times his base salary in effect on the termination date; (3) his COC Multiplier times the greater of the average of his highest two bonuses paid in the previous three years or his current year target bonus, if any; (4) $18,000; and (5) any unreimbursed business expenses to which he is entitled as of the termination date.

The COC Multiplier for Mr. Piferi is based on the value of the sale transaction and is determined as follows:

Value of Sale Transaction	COC Multiplier
Less than $30,000,000	0
30,000,000-49,999,999	0.5
50,000,000-69,999,999	0.75
70,000,000-89,999,999	1.0
90,000,000-109,999,999	1.25
$110,000,000 or more	1.5

Non-Competition; Non-Solicitation; Confidentiality; Assignment of Inventions. In connection with their compensatory contracts, each named executive officer also entered into a confidentiality agreement and non-compete agreement, which agreements impose on the executive customary restrictive covenants prohibiting the disclosure of our confidential information, requiring the executive to assign us any invention discovered in the scope of his employment, prohibiting him from competing with us during the term of his employment and for one year following the termination of his employment, and prohibiting him from soliciting our employees, consultants and contractors during the term of his employment and for two years following the termination of his employment.

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Outstanding Equity Awards at December 31, 2018

The table below sets forth information regarding the outstanding equity awards held by our named executive officers at December 31, 2018.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that have not vested (#)	Market Value of Shares of Stock that have not vested ($)
Joseph M. Burnett	116,666	(1)	233,334	(1)	2.50	November 7, 2027	133,334(2)	209,334(2)
Harold A. Hurwitz	11,250	(3)	—	(3)	42.40	March 30, 2025	—	—
	3,750	(4)	—	(4)	29.60	August 13, 2025	—	—
	2,500	(5)	1,250	(5)	12.40	March 30, 2026	—	—
	1,250	(6)	2,500	(6)	2.60	October 4, 2027	—	—
	9,000	(7)	11,000	(7)	2.60	October 4, 2027	—	—
Peter G. Piferi	14,125	(8)	—	(8)	72.00	December 13, 2020	—	—
	12,725	(9)	—	(9)	40.00	April 13, 2022	—	—
	5,000	(4)	—	(4)	29.60	August 13, 2025	—	—
	1,750	(9)	—	(9)	60.40	November 5, 2023	—	—
	9,000	(7)	11,000	(7)	2.60	October 4, 2027	—	—

(1)	One third of the shares subject to this option vested on the first anniversary of the grant date, November 7, 2018. The remaining two-thirds of the shares will vest ratably in 8 equal quarterly installments beginning in the first quarter following the first anniversary of the grant date.
(2)	One-third of the restricted shares vested on the first anniversary of the grant date, November 7, 2018. The remaining two-thirds of the shares will vest ratably in 8 equal quarterly installments beginning in the first quarter following the first anniversary of the grant date.
(3)	One-third of the shares subject to this option vested on the first anniversary of the grant date, March 30, 2016. An additional one-third of the shares vested on the second anniversary of the grant date, March 30, 2017. The remaining shares vested on the third anniversary of the grant date, March 30, 2018
(4)	One-third of the shares subject to this option vested on the first anniversary of the grant date, August 13, 2016. The remaining two-thirds of the shares vested ratably in 24 equal monthly installments beginning in the first month following the first anniversary of the grant date.
(5)	One-third of the shares subject to this option vested on the first anniversary of the grant date, March 30, 2017. An additional one-third of the shares vested on the second anniversary of the grant date, March 30, 2018. The remaining shares will vest on the third anniversary of the grant date, March 30, 2019.
(6)	The shares subject to this option vest ratably in three equal installments on March 30, 2018, March 30, 2019 and March 30, 2020.
(7)	One-fourth of the shares subject to this option vested on April 4, 2018. The remaining three-fourths of the shares are scheduled to vest ratably in 30 equal monthly installments beginning in the first month following the first anniversary of the grant date. Of these 30 equal monthly installments, eight had vested as of December 31, 2018.
(8)	One-third of the shares subject to this option vested on the first anniversary of the grant date, December 13, 2011. An additional one-third of the shares vested on the second anniversary of the grant date, December 13, 2012. The remaining shares vested on the third anniversary of the grant date, December 13, 2013.
(9)	One-third of the shares subject to this option vested on the first anniversary of the grant date, April 13, 2013. An additional one-third of the shares vested on the second anniversary of the grant date, April 13, 2014. The remaining shares vested on the third anniversary of the grant date, April 13, 2015.

Option Exercises

None of our named executive officers exercised stock options in 2018.

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EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders(1)	892,396	$7.51	870,992
Equity compensation plans not approved by stockholders(1)(2)(3)(4)(5)(6)(7)	494,000	$17.56	—
Total	1,386,396	$11.09	870,992

(1)	The information presented in this table is as of December 31, 2018.
(2)	We adopted our 2010 Non-Qualified Stock Option Plan in December 2010. The plan provided for the issuance of non-qualified stock options to purchase up to 64,141 shares of our common stock. We ceased making awards under the plan upon the adoption of our 2012 Incentive Compensation Plan. As of December 31, 2018, options to purchase 53,625 shares of our common stock were outstanding under the 2010 Non-Qualified Stock Option Plan.
(3)	In December 2013, we adopted our 2013 Non-Employee Director Equity Incentive Plan. The plan provides for the issuance of awards with respect to an aggregate of 14,250 shares of our common stock. As of December 31, 2018, awards with respect to 10,375 shares of our common stock were outstanding under the 2013 Non-Employee Director Equity Incentive Plan.
(4)	In October 2014, we entered into a written compensatory contract with Francis P. Grillo, our former Chief Executive Officer, pursuant to which we awarded Mr. Grillo non-qualified stock options to purchase 60,000 shares of our common stock.
(5)	In December 2014, we entered into a written compensatory contract with Wendelin C. Maners, our former Vice President, Sales and Marketing, pursuant to which we awarded Ms. Maners non-qualified stock options to purchase 8,750 shares of our common stock.
(6)	In March 2015, we entered into a written compensatory contract with Harold A. Hurwitz, our Chief Financial Officer, pursuant to which we awarded Mr. Hurwitz non-qualified stock options to purchase 11,250 shares of our common stock.
(7)	In November 2017, we entered into a written compensatory contract with Joseph M. Burnett, our Chief Executive Officer and President, pursuant to which we awarded Mr. Burnett non-qualified stock options to purchase 350,000 shares of our common stock and 200,000 restricted shares of our common stock.

BENEFIT PLANS

2007 Stock Incentive Plan

We adopted the 2007 Stock Incentive Plan in March 2007 to enable us to attract, retain and motivate our officers, directors, employees and consultants. Of the 62,500 shares of common stock that were eligible for issuance pursuant to awards made under this plan, 136 shares of common stock were subject to options outstanding as of December 31, 2018. As of such date, the outstanding options had a weighted average exercise price of $385.60 per share and had expiration dates ranging from March 2019 to December 2019. Although this plan remains in effect and options under the plan remain outstanding, we ceased making awards under the plan upon the adoption of our 2010 Incentive Compensation Plan.

2010 Equity Plans

We adopted our 2010 Incentive Compensation Plan in April 2010, and we adopted our 2010 Non-Qualified Stock Option Plan in December 2010. The principal purpose of both plans was to attract, retain and motivate selected employees, consultants and directors through the granting of stock-based compensation awards. Of the 31,250 shares of common stock that were eligible for issuance pursuant to awards made under the 2010 Incentive Compensation Plan, 7,287 shares of common stock were subject to options outstanding as of December 31, 2018. As of such date, the outstanding options had exercise prices of $72.00 per share and had

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expiration dates in December 2020. Of the 64,141 shares of common stock that were eligible for issuance pursuant to awards made under the 2010 Non-Qualified Stock Option Plan, 53,625 shares of common stock were subject to options outstanding December 31, 2018. As of such date, the outstanding options had exercise prices of $72.00 per share and had expiration dates in December 2020. Although these plans remain in effect and options under the plans remain outstanding, we ceased making awards under these plans upon the adoption of our 2012 Incentive Compensation Plan.

2012 Incentive Compensation Plan

We adopted our 2012 Incentive Compensation Plan in February 2012. The principal purpose of the plan was to attract, retain and motivate selected employees, consultants and directors through the granting of stock-based compensation awards. Of the 75,000 shares of common stock that were eligible for issuance pursuant to awards made under this plan, 58,353 shares of common stock were subject to options outstanding as of December 31, 2018. As of such date, the outstanding options had a weighted average exercise price of $40.10 per share and had expiration dates ranging from April 2022 to May 2023. Although this plan remains in effect and options under the plan remain outstanding, we ceased making awards under the plan upon stockholder approval of our 2013 Incentive Compensation Plan.

2013 Second Amended and Restated Incentive Compensation Plan

Our 2013 Incentive Compensation Plan was adopted by our Board in March 2013 and approved by our stockholders in June 2013. On March 2, 2015, our Board adopted the Amended and Restated 2013 Incentive Compensation Plan, or the 2013 Plan, which was approved by our stockholders on June 4, 2015. On March 9, 2017, our Board adopted the Second Amended and Restated 2013 Incentive Compensation Plan, or the Amended 2013 Plan, to increase the number of shares of our common stock available for awards under the 2013 Plan, which was approved by our stockholders on October 3, 2017. The principal purpose of our 2013 Incentive Compensation Plan, as amended and restated from time to time, is to attract, retain and motivate key employees, directors and consultants through the granting of stock-based compensation awards and cash-based performance bonus awards.

Under the Amended 2013 Plan, a total of 1,956,250 shares of our common stock are reserved for issuance. Of this amount, stock grants of 181,438 shares have been awarded, and option grants, net of options terminated, expired or forfeited, of 903,820 shares were outstanding as of December 31, 2018. Accordingly, 870,992 shares remained available for grants under the Amended 2013 Plan as of that date. As of December 31, 2018, the outstanding options had a weighted average exercise price of $4.58 per share and had expiration dates ranging from April 2023 to December 2028.

2013 Non-Employee Director Equity Incentive Plan

We adopted the 2013 Non-Employee Director Equity Incentive Plan in December 2013 to enable us to attract, retain and motivate non-employee directors of outstanding ability through the granting of stock-based awards. Of the 14,375 shares of common stock that were eligible for issuance pursuant to awards made under this plan, 10,375 shares of common stock were subject to options outstanding as of December 31, 2018 with a weighted average exercise price of $41.60 per share and expiration dates ranging from January 2024 to June 2025. Although this plan remains in effect and options under the plan remain outstanding, upon exhaustion of awards of shares eligible for issuance under this plan, stock-based awards to our non-employee directors are now made under the provisions of the Amended 2013 Plan which is discussed above.

Non-Employee Director Compensation Plan

See “How are our directors compensated?” in “Proposal No. 1 – Election of Directors.”

Key Personnel Incentive Program

We adopted, with an effective date in September 2006 and as amended in June 2010 and June 2013, the Key Personnel Incentive Program, or the KPIP, to provide a consultant and a then-employee who, at the time of adoption of the KPIP, were key to our development and licensing activities, with the opportunity to receive incentive bonus payments upon a consummation of a sale transaction, as defined in the KPIP. The Compensation Committee is responsible for administering the program, and the only participants in the program are Paul A. Bottomley and Parag Karmarkar. The program will terminate on the earlier of December 31, 2025 or the occurrence of a sale transaction.

In the event of a sale transaction, each of the participants will be entitled to receive a bonus payment under the program as of the date of the transaction. Mr. Karmarkar would receive a bonus equal to $1,000,000. Dr. Bottomley would receive a bonus equal to:

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(1) $1,000,000, plus (2) 1.4% of the amount by which the “net proceeds” from the sale transaction exceed $50,000,000, but not to exceed $700,000. For purposes of the KPIP, the “net proceeds” from a sale transaction will be the portion of the aggregate cash and non-cash consideration paid or payable in connection with the consummation of the sale transaction that is distributed, or otherwise available for distribution, to holders of our common stock.

401(k) Plan

We offer a 401(k) plan pursuant to Section 401(k) of the Code. All full-time United States employees are eligible to participate in the plan. The plan permits pretax contributions by participants not to exceed annual amounts allowable under the Code. Participants are fully vested in their contributions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Related Person Transactions

We adopted a related person transactions policy, pursuant to which our executive officers, directors and principal stockholders, including their immediate family members, are not permitted to enter into a related person transaction with us without the consent of our audit committee. Any request for us to enter into a transaction with an executive officer, director, principal stockholder or any of such persons’ immediate family members, other than a transaction available to all employees generally or involving less than $5,000 when aggregated with similar transactions, must be presented to our audit committee for review, consideration and approval, unless the transaction involves an employment or other compensatory arrangement approved by our Compensation Committee. All of our directors, executive officers and employees are required to report to our audit committee any such related person transaction. In approving or rejecting the proposed agreement, our audit committee will take into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the person’s interest in the transaction and, if applicable, the impact on a director’s independence. After consideration of these and other factors, the audit committee may approve or reject the transaction. Consistent with the policy, if we should discover related person transactions that have not been approved, the audit committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Related Person Transactions

The following is a description of transactions since January 1, 2017 to which we have been a party, in which the amount involved in the transaction exceeds $108,771, which is 1% of the average of our total assets at year-end for our 2017 and 2018 fiscal years, and in which any of our executive officers, directors and principal stockholders, including their immediate family members, had or will have a direct or indirect material interest.

In May 2017, we entered into a securities purchase agreement with certain investors for the sale of shares of our common stock and warrants to purchase shares of our common stock in a private placement offering. In the offering, we sold to the investors 6,625,000 shares of common stock, together with warrants to purchase 6,625,000 shares of common stock, for aggregate gross proceeds of approximately $13.25 million. The warrants were fully vested and exercisable upon issuance, have a term of five years from the date of issuance and have an exercise price of $2.20 per share. Francis P. Grillo, former Chief Executive Officer and director, Kimble L. Jenkins, the Chairman of our Board of Directors, and Bruce C. Conway, a beneficial owner of more than five percent of our common stock, invested $1,040,000 in the offering and acquired, in the aggregate, 520,000 shares of our common stock and warrants to purchase 520,000 shares of our common stock.

In addition to the disclosure above, the terms of the Key Personnel Incentive Plan, which is more fully described in the section entitled “Benefit Plans—Key Personnel Incentive Plan,” is incorporated and restated herein.

Indemnification Agreements

In addition to the indemnification provided for in our certificate of incorporation and bylaws, we have entered into separate indemnification agreements with each of our directors and executive officers. These indemnification agreements may require us, among other things, to indemnify our directors and officers for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of such individual’s service as one of our directors or officers, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified individuals to serve as directors

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and officers. There is no pending litigation or proceeding involving any of our directors or officers to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of April 8, 2019 regarding the beneficial ownership of our common stock by:

•	each person, or group of affiliated persons, who is known by us to own beneficially five percent or more of our common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

Percentage ownership calculations for beneficial ownership are based on 11,067,207 shares outstanding as of April 8, 2019. Except as otherwise indicated below, the address of each beneficial owner of our common stock is c/o MRI Interventions, Inc., 5 Musick, Irvine, California 92618.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options and warrants that are either immediately exercisable or exercisable within 60 days of April 8, 2019. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

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Beneficial Owner	Number of Shares Owned		% of Shares Outstanding
5% Stockholders
Bruce C. Conway 5403 Drane Dr. Dallas, TX 75209	1,352,442	(1)	12.22%
E. Jeffrey Peierls 73 South Holman Way Golden, CO 80401	1,111,000	(2)	10.04%
Thomas A. Satterfield, Jr. 2609 Caldwell Mill Lane Birmingham, AL 35243	1,074,481	(3)	9.71%
Voyager Therapeutics, Inc. 75 Sidney Street Cambridge, MA 02139	760,000	(4)	6.87%
Mellon Group, LLC 1201 Barley Mill Road Greenville, DE 19807	587,601	(5)	5.31%
Alan Eisenman 5213 Braeburn Drive Bellaire, TX 77401	573,212	(6)	5.18%
The Hewlett Fund LP 100 Merrick Road, Suite 400W Rockville Centre, NY 11570	562,000	(7)	5.08%
Andrew K. Rooke 600 W. Germantown Ave., Suite 400 Plymouth Meeting, PA 19462	556,055	(8)	5.02%
Directors and Named Executive Officers
Kimble L. Jenkins	417,030	(9)	3.65%
R. John Fletcher	57,653	(10)	*
Pascal E.R. Girin	55,814	(11)	*
Timothy T. Richards	44,636	(12)	*
John N. Spencer, Jr.	53,962	(13)	*
Joseph M. Burnett	413,483	(14)	3.68%
Harold A. Hurwitz	49,516	(15)	*
Peter G. Piferi	63,165	(16)	*
All directors and executive officers as a group (8 persons)	1,155,259	(17)	10.25%

*	Represents beneficial ownership of less than 1% of our outstanding common stock.

(1)	Based in part on a Schedule 13D filed by Mr. Conway with the SEC on June 5, 2017. Includes 3,600 shares jointly held with his spouse, 16,500 shares held solely by his spouse, 570,995 shares that Mr. Conway has the right to acquire through the exercise of warrants and 39,654 shares in the aggregate owned by the Alden M. Conway Trust, the Chase T. Conway Trust, the Merritt Elizabeth Conway Trust, the Edna N. Conway Irrevocable Trust FBO Alden M. Conway, the Edna N. Conway Irrevocable Trust FBO Chase T. Conway, the Edna N. Conway Irrevocable Trust FBO Merritt Elizabeth Conway and the Conway Family GST Trust. Mr. Conway is the trustee of each of the aforementioned trusts and has voting and investment power of each trust’s shares, which are held in trust for the benefit of members of his family. Also includes 5,500 shares owned by the BCC Life Insurance Trust, which shares are held in trust for the benefit of Mr. Conway’s children. A third party serves as trustee for such trust.
(2)	Based in part on a Schedule 13G filed on February 9, 2018 by E. Jeffrey Peierls, Brian Eliot Peierls and The Peierls Foundation, Inc. (collectively, the “Peierls Parties”). E. Jeffrey Peierls and Brian Eliot Peierls may be deemed to share indirect beneficial ownership of securities held by The Peierls Foundation, Inc. The shares of common stock beneficially owned by the Peierls Parties reflects the following:
(i)	690,000 shares of common stock, representing 9.99%* of the outstanding shares of common stock, beneficially owned by E. Jeffrey Peierls, of which he has sole power over 85,000 shares of common stock and shared power over 605,000 shares of common stock.

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(ii)	665,000 shares of common stock, representing 9.99%* of the outstanding shares of the common stock, beneficially owned by Brian Eliot Peierls, of which he has sole power over 60,000 shares of common stock and shared power over 605,000 shares of common stock.
(iii)	360,000 shares of common stock, representing 6.69% of the outstanding shares of the common stock, beneficially owned by The Peierls Foundation, Inc.
*The provisions of the Warrants exercisable by E. Jeffrey Peierls and Brian Eliot Peierls restrict the conversion of such securities to the extent that, upon such exercise or conversion, the number of shares of common stock then beneficially owned by the holder and any other person or entities with which the holder would constitute a Section 13(d) “group” would exceed 9.99% of the total number of shares of the Company then outstanding (the “Peierls Ownership Cap”). Accordingly, notwithstanding the number of shares of common stock reported as beneficially owned by E. Jeffrey Peierls or Brian Eliot Peierls, each of E. Jeffrey Peierls and Brian Eliot Peierls disclaim beneficial ownership of the shares of common stock to the extent that upon such conversion or exercise the number of shares of common stock beneficially owned by all reporting persons hereunder, in the aggregate, would exceed the Peierls Ownership Cap.
(3)	Based in part on a Schedule 13G/A filed on February 13, 2019 by Thomas A. Satterfield, Jr. Includes 100,000 shares held by Mr. Satterfield’s spouse; 50,000 shares that Mr. Satterfield has the right to acquire through the exercise of warrants; 100,000 shares and 100,000 shares that may be acquired through the exercise of warrants held by Tomsat Investment & Trading Co., Inc., a corporation wholly owned by Mr. Satterfield and of which he serves as President; 266,750 shares held by Caldwell Mill Opportunity Fund, which fund is managed by an entity of which Mr. Satterfield owns a 50% interest and serves as Chief Investment Manager; and 250,000 shares and 250,000 that may be acquired through the exercise of warrants held by A.G. Family L.P., a limited partnership with respect to which Mr. Satterfield has a limited power of attorney for voting and disposition purposes but does not have the right to receive or the power to direct the receipt of the proceeds from the sale of such shares.
(4)	Based in part on a Schedule 13D filed by Voyager Therapeutics, Inc. with the SEC on September 12, 2016. Includes 360,000 shares that Voyager Therapeutics, Inc. has the right to acquire through the exercise of warrants.
(5)	Based in part on a Schedule 13G filed by Mellon Group, LLC with the SEC on February 5, 2018. Excludes certain shares underlying warrants that are not exercisable within 60 days of April 8, 2019.
(6)	Includes 250,000 shares that Mr. Eisenman has the right to acquire through the exercise of warrants.
(7)	Based in part on a Schedule 13G filed by The Hewlett Fund LP with the SEC on July 11, 2017. Excludes 562,500 shares underlying warrants that are not exercisable within 60 days of April 8, 2019.
(8)	Includes 12,500 shares owned by Payne Partners LLC, 12,353 shares owned by the Withington Foundation, 51,455 shares owned by Rooke Fiduciary Management, 2,695 shares that the Withington Foundation has the right to acquire through the exercise of warrants, 3,125 shares that Mr. Rooke has the right to acquire through the exercise of options and 196,500 shares that the Robert L. and Alice W. Rooke Trust, for which Mr. Rooke serves as trustee, has the right to acquire through the exercise of warrants. Mr. Rooke has voting and investment power over the shares owned by Payne Partners LLC, the Withington Foundation and Rooke Fiduciary Management. Also includes 249,445 shares owned by 13 trusts established for the benefit of Mr. Rooke and his family members. Mr. Rooke is the trustee of each of those trusts and has voting and investment power over each trust’s shares.
(9)	Includes 365,012 shares that Mr. Jenkins has the right to acquire through the exercise of options and 7,500 shares Mr. Jenkins has the right to acquire through the exercise of warrants.
(10)	Includes 29,625 shares that Mr. Fletcher has the right to acquire through the exercise of options.
(11)	Includes 32,125 shares that Mr. Girin has the right to acquire through the exercise of options.
(12)	Includes 32,625 shares that Mr. Richards has the right to acquire through the exercise of options and 1,347 shares Mr. Richards has the right to acquire through the exercise of warrants.
(13)	Includes 18,009 shares jointly held with Mr. Spencer’s spouse, 510 shares held in an IRA, 187 shares held in Mr. Spencer’s daughter’s IRA, 249 shares that Mr. Spencer and his spouse jointly have the right to acquire through the exercise of warrants, and 34,375 shares that Mr. Spencer has the right to acquire through the exercise of options.
(14)	Includes 101,002 shares of restricted stock for which Mr. Burnett has voting power and 174,998 shares that Mr. Burnett has the right to acquire through the exercise of options.
(15)	Includes 33,250 shares that Mr. Hurwitz has the right to acquire through the exercise of options.
(16)	Includes 45,600 shares that Mr. Piferi has the right to acquire through the exercise of options.
(17)	Includes 756,706 shares issuable upon the exercise of options and warrants held by directors, executive officers or entities/trusts controlled by a director.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and the beneficial owners of greater than 10% of our common stock, or the Reporting Persons, to file initial reports of ownership and reports of changes in ownership with the SEC. Directors and executive officers are required by SEC rules to furnish us with copies of these reports.

The Company’s management coordinates the filing of Section 16 reports for each of its directors and executive officers. Due to an administrative oversight, a late Form 4 report was filed for Mr. Burnett regarding the forfeiture of shares to satisfy applicable tax withholding obligations in connection with the vesting of shares of his restricted stock on November 7, 2018. This late report was filed on February 27, 2019. To the Company’s knowledge, based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company for the fiscal year ended December 31, 2018 pursuant to Rule 16a-3(e) of the Exchange Act and written representations from Reporting Persons that all required reports had been filed, the Company believes that, other than as set forth above, all Reporting Persons filed the required reports on a timely basis.

Copies of the insider trading reports can be found at our corporate website at www.mriinterventions.com, on the “Investors” page, under the category “SEC Filings.” The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

STOCKHOLDER PROPOSALS FOR 2020 ANNUAL MEETING

Our annual meeting of stockholders generally is held in June of each year. If you wish to submit a proposal to be included in our Proxy Statement for our 2020 Annual Meeting of Stockholders, proposals must be submitted by eligible stockholders who have complied with the relevant rules of the SEC and must be delivered to our Corporate Secretary at our principal executive office at 5 Musick, Irvine, California 92618. A stockholder’s notice to our Corporate Secretary must set forth the information required by our bylaws with respect to each matter the stockholder proposes to bring before the 2020 Annual Meeting. Pursuant to our bylaws, stockholders wishing to submit proposals or director nominations that are not to be included in our proxy materials must have given timely notice thereof. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year’s annual meeting (i.e., not earlier than December 20, 2019 and not later than January 19, 2020); provided, however, that in the event (i) the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, (ii) no proxy statement was delivered to stockholders in connection with the preceding year’s annual meeting, or (iii) the Company did not hold an annual meeting in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. In the event a stockholder proposal intended to be presented for action at the 2020 Annual Meeting is not received timely, then the persons designated as proxies in the proxies solicited by our Board in connection with the 2020 Annual Meeting will be permitted to use their discretionary voting authority with respect to the proposal, whether or not the proposal is discussed in the Proxy Statement for the 2020 Annual Meeting.

ANNUAL REPORT AND FINANCIAL INFORMATION

A copy of our Annual Report on Form 10-K for the year ended December 31, 2018 and a list of all its exhibits will be supplied without charge to any stockholder upon written request sent to our principal executive office: MRI Interventions, Inc., Attn: Corporate Secretary, 5 Musick, Irvine, California 92618. Exhibits to the Annual Report on Form 10-K are available for a reasonable fee. You may also view our Annual Report on Form 10-K and its exhibits online at the SEC website at www.sec.gov, or at our website at www.mriinterventions.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

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OTHER BUSINESS

Our Board knows of no matters other than those discussed in this Proxy Statement which will be presented at the 2019 Annual Meeting of Stockholders. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.

By Order of the Board,

Harold A. Hurwitz

Chief Financial Officer and Secretary

Irvine, California

April 16, 2019

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MRI INTERVENTIONS, INC.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on June 5, 2019.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

Please mark your votes like this **X**

1. Election of Directors

FOR ALL	AGAINST ALL	FOR ALL EXCEPT
☐	☐	☐

(1) Joseph M. Burnett
(2) R. John Fletcher
(3) Pascal E.R. Girin
(4) Kimble L. Jenkins
(5) Timothy T. Richards
(6) John N. Spencer, Jr.

(Instruction: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.)

____

2. Ratification of the appointment of Cherry Bekaert LLP as MRI Interventions' independent registered accounting firm for the fiscal year ending December 31, 2019.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTION THE SIX NOMINEES TO THE BOARD OF DIRECTORS, AND FOR PROPOSAL 2.

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2019**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

The Notice, Proxy Statement and Annual Report on Form 10-K are available at http://www.cstproxy.com/mriinterventions/2019

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

MRI INTERVENTIONS, INC.

ANNUAL MEETING OF STOCKHOLDERS
THURSDAY, JUNE 6, 2019, 9:00 A.M. PACIFIC TIME

The undersigned appoints Joseph M. Burnett and Harold A. Hurwitz, and each of them, as proxies, with the power to appoint his substitute, and authorizes each of them to represent and vote all of the shares of common stock of MRI Interventions, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of MRI Interventions, Inc. to be held at Courtyard by Marriott Irvine Spectrum, 7955 Irvine Center Drive, Irvine, California 92618, on June 6, 2019 at 9:00 a.m. Pacific Time, and at any and all adjournments, continuations, and postponements thereof, with all powers the undersigned would possess if personally present, upon and in respect of the matters designated on the reverse hereof and in accordance with the following instructions.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SIX NOMINEES TO THE BOARD OF DIRECTORS, AND FOR PROPOSAL 2. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(Continued, and to be marked, dated and signed, on the other side)